Prospectus Supplement

John Hancock Investment Trust
John Hancock Seaport Long/Short Fund (the fund)

Supplement dated June 15, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of December 31, 2023 (the Effective Date), Ann C. Gallo will be retiring as a portfolio manager of the fund. In addition, as of the Effective Date, Wen Shi, PhD, CFA, will no longer serve as a portfolio manager of the fund. Accordingly, as of the Effective Date all references to Ms. Gallo and Mr. Shi will be removed from the Summary Prospectus.

As of the Effective Date, Jennifer N. Berg, CFA, Bruce L. Glazer, Rebecca D. Sykes, CFA, Michael G. Toman and Keith E. White will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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